                                                                EXHIBIT 10.17
ORACLE
ENABLING THE INFORMATION AGE

                     SOFTWARE LICENSE AND SERVICES AGREEMENT

This Software License and Services Agreement ("Agreement") is between Oracle Corporation ("Oracle") and the Customer identified below. The terms of this Agreement shall apply to each Program license granted and to all services provided by Oracle under this Agreement, which will be identified on one or more Order Forms.



I.     DEFINITIONS

1.1 "Program" means the software in object code form distributed by Oracle for which Customer is granted a license pursuant to this Agreement, and the media, Documentation and Updates therefor.

1.2 "Documentation" means the user guides and manuals for installation and use of the Program software. Documentation is provided in CD-ROM or bound form, whichever is generally available.

1.3 "Update" means a subsequent release of the Program which Oracle generally makes available for Program licenses at no additional license fee other than media and handling charges, provided Customer has ordered Technical Support for such licenses for the relevant time period. Update shall not include any release, option or future product which Oracle licenses separately.

1.4 "Order Form" means the document in hard copy or electronic form by which Customer orders Program licenses and services, and which is agreed to by the parties. The Order Form shall reference the Effective Date of this Agreement.

1.5 "Designated System" means the computer hardware and operating system designated on the relevant Order Form.

1.6 "Technical Support" means Program support provided under Oracle's policies in effect on the date Technical Support is ordered.

1.7 "Commencement Date" means the date on which the Programs are delivered by Oracle to Customer, or if no delivery is necessary, the Effective
       Date set forth on the relevant Order Form.

II.   PROGRAM LICENSE

2.1   Rights Granted

      A. Oracle grants to Customer a nonexclusive license to use the Programs specified on an Order Form under this Agreement, as follows:

          i. to use the Programs solely for Customer's operations on the Designated System or on a backup system if the Designated System is inoperative, consistent with the use limitations specified or referenced in this Agreement, an Order Form, or the Documentation. Customer may not relicense, rent or lease the Programs for third-party training, commercial time-sharing or service bureau use;

         ii. to use the Documentation provided with the Programs in support of Customer's authorized use of the Programs;

        iii. to copy the Programs for archival or backup purposes, and to make a sufficient number of copies for the use specified in the Order Form. All titles, trademarks, and copyright and restricted rights notices shall be reproduced in such copies;

         iv. to modify the Programs and combine them with other software products; and

          v. to allow third parties to use the Programs for Customer's operations so long as Customer ensures that use of the Programs is in accordance with the terms of this Agreement.

          Customer shall not copy or use the Programs (including the Documentation) except as specified in this Agreement or an Order Form. Customer shall have no right to use any other software program that may be delivered with ordered Programs.

      B. Customer agrees not to cause or permit the reverse engineering, disassembly or decompilation of the Programs, except to the extent required to obtain interoperability with other independently created software or as specified by law.

      C. Oracle shall retain all title, copyright and other proprietary rights in the Programs. Customer does not acquire any rights, express or implied, in the Programs, other than those specified in this Agreement.

2.2   Transfer and Assignment

      A. Customer may transfer a Program license within its organization upon notice to Oracle; transfers are subject to the terms and fees specified in Oracle's transfer policy in effect at the time of the transfer.

      B. Customer may not assign this Agreement or transfer a Program License to a legal entity separate from Customer without the prior written consent of Oracle. Oracle shall not unreasonably withhold or delay such consent.

2.3   Verification
      At Oracle's written request, not more frequently than annually, Customer shall furnish Oracle with a signed certification verifying that the Programs are being used pursuant to the provisions of this Agreement and applicable Order Forms.

      Oracle may audit Customer's use of the Programs. Any such audit shall be conducted during regular business hours at Customer's facilities and shall not unreasonably interfere with Customer's business activities. If an audit reveals that Customer has underpaid fees to Oracle, Customer shall be invoiced for such underpaid fees. Audits shall be conducted no more than once annually.

III. TECHNICAL SUPPORT SERVICES

3.1  Technical Support Services
     Technical Support Services ordered by Customer will be provided under Oracle's Technical Support policies in effect on the date Technical Support is ordered.

3.2  Consulting and Training Services
     Oracle will provide consulting and training services agreed to by the parties under the terms of this Agreement. All consulting services shall be billed on a time and materials basis unless the parties expressly agree otherwise in writing.

3.3  Incidental Expenses
     For any on-site services requested by Customer, Customer shall reimburse Oracle for actual, reasonable travel and out-of-pocket expenses incurred.

IV.  TERM AND TERMINATION

4.1  Term
     If not otherwise specified on the Order Form, this Agreement and each Program license granted under this Agreement shall continue perpetually unless terminated under this Article IV.

4.2  Termination by Customer
     Customer may terminate any Program license at any time;
     however, termination shall not relieve Customer's obligations specified in Section 4.4.

4.3  Termination by Oracle
     Oracle may terminate this Agreement or any license upon written notice if Customer materially breaches this Agreement and fails to correct the breach within 30 days following written notice specifying the breach.

4.4  Effect of Termination
     Termination of this Agreement or any license shall not limit either party from pursuing other remedies available to it, including injunctive relief, nor shall such termination relieve Customer's obligation to pay all fees that have accrued or are otherwise owed by Customer under any Order Form. The parties' rights and obligations under Sections 2.1.B, 2.1.C, and 2.2.B, and Articles
     IV, V, VI and VII shall survive termination of this Agreement. Upon termination, Customer shall cease using, and shall return or destroy, all copies of the applicable Programs.

V.   INDEMNITY, WARRANTIES, REMEDIES

5.1  Infringement Indemnity
     Oracle will defend and indemnify Customer against a claim that the Programs infringe a copyright or patent or other intellectual property right, provided that: (a) Customer notifies Oracle in writing within 30 days of the claim' (b) Oracle has sole control of the defense and all related settlement negotiations; and (c) customer provides Oracle with the assistance, information and authority necessary to perform Oracle's obligations under this Section. Oracle will reimburse Customer's reasonable out-of-pocket expenses incurred in providing such assistance. Oracle shall have no liability for any claim or infringement based on use of a superseded or altered release of Programs if the infringement would have been avoided by the use of a current unaltered release of the Programs which Oracle provides to Customer.

     If the Programs are held or are believed by Oracle to infringe, Oracle shall have the option, at its expense, to (a) modify the Programs to be noninfringing; or (b) obtain for Customer a license to continue using the Programs. If it is not commercially reasonable to perform either of the above options, then Oracle may terminate the license for the infringing Programs and refund the license fees paid for those Programs. This Section 5.1 states Oracle's entire liability and Customer's exclusive remedy for infringement.

5.2  Warranties and Disclaimers

     A.  Program Warranty
         Oracle warrants for a period of one year from the Commencement Date that each unmodified Program license will perform the functions described in the Documentation.

     B.  Media Warranty
         Oracle warrants the tapes, diskettes or other media to be free of defects in materials and workmanship under normal use for 90 days from the Commencement Date.

     C.  Services Warranty
         Oracle warrants that its Technical Support, training and consulting services will be performed consistent with generally accepted industry standards. This warranty shall be valid for 90 days from performance of service.

     D.  Disclaimers
         THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE
         IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A
         PARTICULAR PURPOSE.

         Oracle does not warrant that the Programs will operate in combinations other than as specified in the Documentation or that the operation of the Programs will be uninterrupted or error-free. Pre-production releases of Programs and computer-based training products are distributed "AS IS."

5.3  Exclusive Remedies
     For any breach of the warranties contained in Section 5.2, Customer's exclusive remedy, and Oracle's entire liability, shall be:

     A.  For Programs
         The correction of Program errors that cause breach of the warranty, or if Oracle is unable to make the Program operate as warranted, Customer shall be entitled to terminate the Program license and recover the fees paid to Oracle for the Program license.

     B.  For Media
         The replacement of defective media returned within 90 days of the Commencement Date.

     C.  For Services
         The reperformance of the services, or if Oracle is unable to perform the services as warranted, Customer shall be entitled to recover the fees paid to Oracle for the unsatisfactory services.

VI.  PAYMENT PROVISIONS

6.1  Invoicing and Payment

     All fees shall be due and payable 30 days from the invoice date. Any amounts payable by

      Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separate;ly with the Securities and Exchange Commission.

      Customer hereunder which remain unpaid after the due date shall be subject to a late charge equal to 1.5% per month from the due date until such amount is paid. Customer agrees to pay applicable media and shipping charges. Customer shall issue a purchase order, or alternative document acceptable to Oracle, on or before the Effective Date of the applicable Order Form.

6.2   Taxes
      The fees listed in this Agreement do not include taxes; if Oracle is required to pay sales, use , property, value-added or other taxes based on the licenses or services granted in this Agreement or on Customer's use of Programs or services, then such taxes shall be billed to and paid by Customer. This Section shall not apply to taxes based on Oracle's income.

VII.  GENERAL TERMS

7.1   Nondisclosure

      By virtue of this Agreement, the parties may have access to information that is confidential to one another ("Confidential Information"). Confidential Information shall be limited to the programs, the terms and pricing under this Agreement, and all information clearly identified as confidential.

      A party's Confidential Information shall not include information that: (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or
      (d) is independently developed by the other party. Customer shall not disclose the results of any benchmark tests of the Programs to any third party without Oracle's prior written approval.

      The parties agree to hold each other's Confidential Information in confidence during the term of this Agreement and for a period of two years after termination of this Agreement. The parties agree, unless required by law, not to make each other's Confidential Information available in any form to any third party for any purpose other than the implementation of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the terms of this Agreement.

7.2   Governing Law
      This Agreement, and all matters arising out of or relating to this Agreement, shall be go verned by the laws of the State of California.

7.3   Jurisdiction
      Any legal action or proceeding relating to this Agreement shall be instituted in a state or federal court in San Francisco or San Mateo County, California. Oracle and Customer agree to submit to the jurisdiction of, and agree that venue is proper in, these courts in any such legal action or proceeding.

7.4   Notice
      All notices, including notices of address change, required to be sent hereunder shall be in writing and shall be deemed to have been given when mailed by first class mail to the first address listed in the relevant Order Form (if to Customer) or to the Oracle address on the Order Form (if to Oracle).

      To expedite order processing, Customer agrees that Oracle may treat documents faxed by Customer to Oracle as original documents; nevertheless, either party may require the other to exchange original signed documents.

7.5   Limitation of Liability
      In no event shall either party be liable for any indirect, incidental, special or consequential damages, or damages for loss of profits, revenue, data or use, incurred by either party or any third party, whether in an action in contract or tort, even if the other party has been advised of the possibility of such damages. Oracle's liability for damages hereunder shall in no event exceed the amount of fees paid by Customer under this Agreement, and if such damages result from Customer's use of the Program or services, such liability shall be limited to fees paid for the relevant Program or services giving rise to the liability.

      The provisions of this Agreement allocate the risks between Oracle and Customer. Oracle's pricing reflects this allocation of risk and the limitation of liability specified herein.

7.6   Severability
      If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force.

7.7   Waiver
      The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions for nonpayment or breach of Oracle's proprietary rights in the Programs, no action, regardless of form, arising out of this Agreement may be brought by either party more than two years after the cause of action has accrued.

7.8   Export Administration
      Customer agrees to comply fully with all relevant export laws and regulations of the United States ("Export Laws") to assure that neither the Programs nor any direct product thereof are (1) exported, directly or indirectly, in violation of Export Laws; or (2) are intended to be used for any purposes prohibited by the Export Laws, including, without limitation, nuclear, chemical, or biological weapons proliferation.

7.9   Entire Agreement
      This Agreement constitutes the complete agreement between the parties and supersedes all prior or contemporaneous agreements or representations, written or oral, concerning the subject matter of this Agreement. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party; no other act, document, usage or custom shall be deemed to amend or modify this Agreement.

      It is expressly agreed that the terms of this Agreement and any Order Form shall supersede the terms in any Customer purchase order or other ordering document. This Agreement shall also supersede all terms of any unsigned or "shrinkwrap" license included in any package, media, or electronic version of Oracle-furnished software and any such software shall be licensed under the terms of this Agreement, provided that the use limitations contained in an unsigned ordering document shall be effective for the specified licenses.


The Effective Date of this Agreement shall be April 14, 1999.


Executed by Customer:___________________               Executed by Oracle Corporation:

Authorized Signature: /s/ Ronald T. Burr               Authorized Signature: ____________________

Name: Ronald T. Burr                                   Name: ____________________________________

Title: President                                       Title: ___________________________________

Address:_________________________________               Address: 500 Oracle Parkway, Redwood City, CA

Oracle is a registered trademark of Oracle Corporation
13006-103196

                                 AMENDMENT ONE
                                    TO THE
                     SOFTWARE LICENSE AND SERVICES AGREEMENT
                                    BETWEEN
                                    NETZERO
                                      AND
                              ORACLE CORPORATION

This document ("Amendment One") amends the Software License and Services Agreement, dated April 14, 1999, and all amendments and addenda thereto (the "Agreement") between NetZero ("Customer") and Oracle Corporation ("Oracle"). The parties hereby agree to amend the Agreement as follows:

1. In the last paragraph of Section 2.1.A, add the following to the end of the last sentence "unless otherwise authorized."

2. In Section 2.1.B, add the words "knowingly or negligently" before the word "permit" in the first sentence of such section.

3. In Section 2.1.C, add the words "or in the Order Form" at the end of such section.

4. In the second paragraph of Section 2.3, add "Upon 30 days prior notice" at the beginning of the first sentence.

5. In Section 3.2, add "or in the Order Form" to the end of the first sentence of such section.

6. In Section 3.3, add the words "Unless otherwise agreed to by the parties" at the beginning of the first sentence of such section.

7.  The following Sections shall be added after 5.2.C of the Agreement:

    D.  Viruses and Remedy

    Oracle warrants that it will use reasonable efforts using best of breed commercially available software to test the Programs for viruses such as works, Trojan horses, etc. ("Viruses"). Oracle will also maintain a master copy of the appropriate versionsof the Programs, free of Viruses. If Customer believes a Virus may be present in the delivered Programs, then upon Customer" request, Oracle will provide a master copy to Customer for comparison with and correction of Customer's copy of the Programs. Any breach of this warranty is subject to the exclusive remedies as set forth in Section 5.3 of the Agreement.

    E.  Millennium Warranty and Remedy

    Except as otherwise agreed by the parties, Oracle warrants that the production version of the Programs which are current on the Effective Date of an Order Form will fully comply with the following millennium compliance statement when configured and used according to the Documentation. The definition of compliance is the ability to:

    1. Currently handle date information before, during and after 1 January 2000, including accepting date input, providing date output and performing calculation on dates or portions of dates or ranges of dates;

    2. Function according to the Documentation, before, during and after 1 January 2000 without changes in operation resulting from the advent of the we century assuming correct configuration;

    3. Where appropriate, respond to two digit date input in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner in accordance with the Documentation;

    4. Store and provide output of date information in ways that are unambiguous as to century;

    5. Manage leap years, including that leap year occurring in the year 2000, following the quad-centennial rule.

Any breach of this warranty is subject to the exclusive remedies as set forth in Section 5.3 of the Agreement.

8.  Section 5.2.D shall become Section 5.2.F.

9. In Section 5.3.A, add the word "all" after the word "recover" in the second to last line of such section.

10. In Section 5.3.C, add the word "all" after the word "recover" in the second to last line of such section.

11. In Section 7.1, add the words "on a confidential basis" at the end of clause (b).

12. Insert the following at the beginning of the second sentence of Section 7.5: "Except with respect to the exclusive remedies of Section 5.1,".

13. Delete the last sentence of Section 7.9 and replace it with the following:

    "This Agreement shall also supersede all terms of any unsigned or "shrinkwrap" license included in any package, media, or electronic version of Oracle-furnished software and any such software shall be licensed under the terms of this Agreement, provided that the use limitations contained in any such unsigned ordering document shall be effective for the specified licenses."

Subject to the modifications herein, the Agreement shall remain in full force and effect.

The Effective Date of this Amendment One is April 14, 1999.


NETZERO                                         ORACLE CORPORATION
Authorized Signature: /s/ Ronald T. Burr        Authorized Signature:
                      ------------------                             ------------------
Name: Ronald T. Burr                            Name:
      ------------------                             ----------------------------------
Title: President                                Title:
      ------------------                             ----------------------------------

                                AMENDMENT TWO
                                    TO THE
                   SOFTWARE LICENSE AND SERVICES AGREEMENT
                                   BETWEEN
                                   NETZERO
                                     AND
                             ORACLE CORPORATION

This document ("Amendment Two") amends the Software License and Services Agreement, dated April 19, 1999, and all amendments and addenda thereto (the "Agreement") between NetZero ("Customer") and Oracle Corporation ("Oracle"). The parties hereby agree to amend the Agreement as follows:

Notwithstanding Section 7.1, Customer may disclose confidential information relating to the Agreement and April 20, 1999 Order Form Agreement to third party significant investors or potential investors, provided that they are bound by a nondisclosure agreement which prohibits them from disclosing such information to third parties. Customer must keep an auditable list of confidential information recipients, and the nature of the confidential information disclosed. Recipients of confidential information may not be direct competitors of Oracle in the software manufacturing business.

Subject to modifications herein, the Agreement shall remain in full force and effect.

The effective date of this Agreement is April 20, 1999.


NETZERO                                         ORACLE CORPORATION
By: /s/ Mark R. Goldston                        By: /s/ Michael Poplack
   ---------------------                           --------------------
Name: Mark R. Goldston                          Name:  Michael Poplack
     -----------------                               -----------------
Title: Chairman, CEO                            Title: Assistant General Counsel
      ----------------                                --------------------------

ORACLE

                 LIFECYCLE SUPPORT SERVICES ENGAGEMENT CONTRACT

CUSTOMER NAME:      NETZERO, INC.
CUSTOMER CONTACT:   STACY HAITSUKA
CUSTOMER ADDRESS:   31416 AGOURA ROAD, SUITE 150
                    WESTLAKE VILLAGE, CA  91361
-------------------------------------------------------------------------------

This Engagement Contract ("EC") shall be governed by the terms of the Software License and Services Agreement dated April 20, 1999, (the "Agreement") between NetZero, Inc. ("Customer") and Oracle Corporation ("Oracle"). Oracle shall provide Services acquired under this EC in the United States only. For purposes of this EC, "Territory" shall be defined as Customer facilities in the United States.

A.       SERVICES

1.       DESCRIPTION OF SERVICES
         Oracle shall provide the Lifecycle Technical Support Services to Customer as specified below pursuant to the terms of this EC.

         i.       INTERNET BUSINESS SOLUTION SUPPORT
                  Oracle Technical Support related calls shall be directed by Customer to the Internet Business Solution Support Center staffed by a named team of senior support analysts. The Customer shall designate two (2) primary and two (2) backup employee(s) to serve as the Customer technical contacts. The technical contacts shall be the sole liaisons eligible for access to the Internet Business Solution Support Center for technical assistance.

                  Oracle shall provide a private, toll-free number, for the Customer to access the Internet Solution Support Center. The access shall be available 24 hours a day, 7 days a week. All calls placed during the normal business day, excluding holidays, shall be answered by the Solutions Support team. The normal business day shall be defined as 8:00 A.M. TO 5:00 P.M. PST. All calls outside of this time frame shall be routed to the After-Hours Product Support group for diagnosis and resolution; if the call is determined to be a Severity 1 high business impact issue, the Solution Support team shall be engaged to participate in the diagnosis and resolution of the issue.

         ii.      SINGLE POINT OF SITUATION MANAGEMENT AND ESCALATION
                  The Internet Business Solution Support team shall act as a single point of contact for the Customer and shall be responsible for engaging the Oracle Bug Diagnostic & Escalation group to facilitate the programming and resolution of the TARs through Oracle Development if the TAR is determined to be the result of a product defect.

         iii.     ORACLE SUPPORT ASSESSMENT AND REVIEW
                  Customer shall receive and initial assessment and review of their operational environment for recommendations of best practices. Oracle shall assess Customer's support infrastructure, operating environment and internal processes in order to provide and recommend a comprehensive support model for the Customer inclusive of patch configuration management.

         iv.      PRODUCT MAINTENANCE RELEASES
                  The Customer shall be entitled to maintenance releases for the Supported Program Licenses specific to the Customer's Designated Systems.

         v.       PRODUCT UPDATES
                  The Customer shall be entitled to Updates for the Supported Program Licenses specific to the Customer's Designated Systems.

         vi.      ELECTRONIC SERVICES
                  All electronic services including Oracle Metalink and Virtual Support Analyst "VSA" shall be made available to the Customer. The Solution Support team shall assist the Customer with the initial registration of the electronic services including usage training.

         vii.     TRANSFER RIGHTS
                  Customer shall be entitled to the right to transfer programs pursuant to then current technical support policies.

B.       FEES AND PAYMENTS

1.       LIFECYCLE SUPPORT FEE SCHEDULE
         For five (5) years from the Effective Date, provided Customer continuously maintains Lifecycle Technical Support services during such period, Customer may receive annual Lifecycle Technical Support services for all Programs licensed in the Territory as specified in Section C.1 below. Lifecycle Support Fees specified herein shall become due and payable annually [***] from the date of invoice.


         [***]


C.       SUPPORTED PROGRAMS

1.       PROGRAM SET
         The Services provided in this EC shall be applicable to Customer's current Program Licenses as listed below which have been licensed pursuant to Order Forms and are currently under Oracle technical Support. Except as may be otherwise provided in this EC, this EC shall not affect the license rights granted pursuant to Customer's existing executed Order Forms as of the Effective Date.



         PROGRAMS                                       QUANTITY           LICENSE LEVEL    USER TYPE
         Oracle8 Enterprise Edition                     [***]              Full Use         Concurrent
         Oracle8 Enterprise Edition                     [***]              Full Use         Processor
         Partitioning Option                            [***]              Full Use         Processor
         Parallel Server Option                         [***]              Full Use         Concurrent
         Diagnostics Pack                               [***]              Full Use         Processor
         Tuning Pack                                    [***]              Full Use         Processor
         Oracle Enterprise Developer Suite              [***]              Full Use         Developer
         Oracle Financials                              [***]              Full Use         Named User
         Oracle Financials                              [***]              Full Use         Casual User

D.       ADDITIONAL TERMS

1.       RIGHTS TO DEVELOPMENTS
         Oracle grants Customer or successor as defined in the SLSA agreement dated April 20th, 1999 a perpetual, non-exclusive, non-transferable, royalty-free, license to use anything developed by Oracle for Customer under this EC ("Contract Property"). Oracle shall retain all copyrights, patent rights, and other intellectual property rights to the Contract Property.


-------------------------------
*Confidential treatment is requested for confidential information enclosed in the brackets and underlined.

2.       SEGMENTATION
         Customer acknowledges that the Services acquired hereunder were bid by Oracle separately from any Oracle program licenses. Customer understands that it has the right to acquire Services without acquiring any Oracle program licenses, and that Customer has the right to acquire the Services and any Oracle program licenses separately.

3.       CUSTOMER'S OBLIGATIONS
         Customer acknowledges that its timely provision of and access to Customer operations documentation, equipment, assistance, complete and accurate information and data from its officers, agents, and employees (collectively, "Cooperation") are essential to performance of any Services as set forth in this EC and that Oracle shall not be liable for any deficiency in performing Services if such deficiency results from Customer's failure to provide full Cooperation.

4.       ORACLE ASSUMPTIONS
         The Description of Services and Fee(s) set forth in this Order Form are based upon information the Customer has presented to Oracle and the following assumptions:

         - Customer shall provide a first and second line help desk to handle all calls from the user community

         - Oracle shall support the second line help desk and have named contacts from the customer

         - Customer shall provide desks and facilities for the onsite resources

         - Customer shall keep the Solution Support manager and the Solution Support Center engineers apprised of proposed, planned and implemented system configuration changes

         - Provide regular feedback on all issues via agreed channels to facilitate overall coordination.

         Customer acknowledges that changes in the assumption set forth above may affect Oracle's ability to provide Services as set forth in this EC. If delivery of a Service is delayed, or Oracle's cost of providing Services is increased, as a result of Customer's failure to complete a task, Customer agrees to pay time and materials rates for Oracle's increased costs in providing Services under this EC.

5.       CHANGE ORDER
         In order to make a change to the Description of Services in this EC, Customer will submit a written request to Oracle specifying the proposed changes in detail. Oracle will submit to Customer an estimate of the charges and the anticipated changes in the delivery schedule that will result from the proposed change in Services (Change Order). Oracle will continue performing the Services in accordance with the EC until the parties agree in writing on the change in scope of work, scheduling, and fees therefor. Any Change Order shall be agreed to by the parties in writing prior to implementation.

6.       NON-SOLICITATION
         Oracle and Customer agree that for the term of 4 years from the Effective Date of this EC, neither Customer nor the U.S. Division of Oracle Lifecycle Support Services (a division of Oracle Corporation) shall solicit for employment or retention as an independent contractor any employee or former employee of the other who was directly involved in the performance of Services hereunder, without the other's prior written consent. "Solicit" shall not be deemed to include advertising in newspapers or trade publications available to the public. In the event that one of the aforementioned entities solicits an employee of the other in violation of this paragraph, the entire liability of the soliciting entity and the exclusive remedy shall be payment of ten thousand dollars ($10,000) to the nonsoliciting entity by the soliciting entity.

7.       CONFIDENTIALITY
         Customer and Oracle agree that the terms and pricing of this EC are confidential and shall not be disclosed without prior consent of the other party except as required by law and as required in connection with filing the applicable federal and state securities agencies.

NETZERO, INC.                             ORACLE CORPORATION

Signature: /s/ Mark R. Goldston           Signature: /s/ Michael Poplack
           -----------------------                   --------------------------
Name: Mark R. Goldston                    Name: /s/ Michael Poplack
      ----------------------------              -------------------------------
Title: Chairman, CEO                      Title: Assistant General Counsel
       ---------------------------               ------------------------------
Effective Date: 4/20/99
                -----------------

LIFECYCLE SUPPORT IDENTIFICATION ATTACHMENT

Oracle Support Administrator:
         Name:
         Address:
         Telephone:
         Fax:

Oracle Solution Service Manager:
         Name:
         Address:
         Telephone:
         Fax:

Customer Billing Accounts Payable Contact:
         Name:
         Address:
         Telephone:
         Fax:

Customer Project Manager:
         Name:
         Address:
         Telephone:
         Fax:

Purchase Order No.
                  --------------------------
or
Purchase Order Exception Acknowledgment:

Customer agrees to pay for Services performed under this EC, as specified in the EC and/or Agreement without a purchase order.

Tax Information
       (1) Exempt (Attach Tax Exemption Form)
------
       (2) Non-exempt
------

---------------------------------------        --------------------------------
Customer Authorized Signature                  Date

---------------------------------------        --------------------------------
Customer Name (please print or type)           Title

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ORACLE-C-

                           NETWORK LICENSE ORDER FORM

Customer Name:    NetZero Incorporated    Contract
                                          Administrator:   Stacy Haitsuka

Customer
Location:         31416 Agoura Road               Phone:   818-879-7250
                  Suite #150                        Fax:   818-879-7257
                  Westlake Village, CA 91361
-------------------------------------------------------------------------------
                           ORACLE CONTRACT INFORMATION

      Agreement:  Software License and Service Agreement

 Agreement Name:  SLSA-
                  This Network License Order Form and attachment(s) (`Order Form') are placed in accordance with the agreement specified above (`Agreement').

                  Customers hereby orders the Program licenses described herein for use in the Territory, unless otherwise specified.

                  The Network is defined as any number of Components of the Designated Systems listed in their Order Form, accept for Computer-based or Processor-based licenses or other similar licenses as specified herein

-------------------------------------------------------------------------------

A.       DESIGNATED SYSTEMS/PROGRAMS
                       Make/Model:  SUN SPARC
                 Operating System:  SOLARIS 2
                            Media:  CD
                              CSI:  ________


DESCRIPTION                       QUANTITY        LICENSE LEVEL    LICENSE TYPE
-------------------------------------------------------------------------------

INTERNAL LICENSED PROGRAMS
FINANCIAL APPLICATIONS LICENSED PROGRAMS

Per User Licenses:
Oracle8 Enterprise Edition        [***]           Full Use           Concurrent
Parallel Server Option            [***]           Full Use           Concurrent
Enterprise Developer Suite        [***]           Full Use            Developer

Oracle Applications Licenses:

Oracle Financials**               [***]           Full Use              Named
Oracle Financials**               [***]           Full Use             Casual

**For purposes of this Order Form, Named and Casual Users of the Applications Program above shall be counted based on Primary Usage.


*Confidential treatment is requested for confidential information enclosed in the brackets and underlined.


DESCRIPTION                          QUANTITY        LICENSE LEVEL                LICENSE TYPE
----------------------------------------------------------------------------------------------
EXTERNAL LICENSED PROGRAMS Per User Licenses:

External End User Bundle4       [***]                Web Application Specific     Processor
       External User Web Application Specific Net License Fees:  [***]
                                Internal User Net License Fees:  [***]

      External Users Initial Year Annual Technical Support Fee:  [***]
                                        Technical Support Type:      Solutions

      Internal Users Initial Year Annual Technical Support Fee:  [***]
                                        Technical Support Type:      Solutions

                                  Electronic Distribution Fees:  [***]

                                     Number of Education Units:  [***]
                                           Education Units Fee:  [***]
                                                Consulting Fee:  [***]

*Programs included in External User Bundle:

                                                                          --------------
Oracle8 Enterprise Editions                                   TOTAL FEES: [***]
                                                                          --------------
Partitioning Option

Diagnostic Pack

Tuning Pack



B.        GENERAL TERMS

1. TERRITORY. The "Territory" shall be defined as Customer facilities in the U.S. Customer may elect to expand the Territory subject to U.S. Export Laws and regulations provided that prior to any use of the Programs outside the U.S. Customer shall provide notice to Oracle and payment of an additional
[***] uplift charge for the license and Technical Support fees for the applicable Program licenses.

2. CUSTOMER DEFINITION. For purposes of this Order Form, Customer shall be defined as the company listed at the head of this Order Form and its majority owned subsidiaries located in the U.S. as of the Effective Date. Before accessing the Programs, each subsidiary must agree in writing to be bound by the terms of the Agreement and this Order Form.

3. WEB APPLICATION SPECIFIC. A Web Application Specific Program shall mean a Program license which may only be accessed by Customer Client via internet networking protocols and which is limited to use solely for deployment of Customer's public web site including Extranet services provided by Customer to third party customers, provided that in connection with the use of a Web Application Specific Program to corporate use or internal data processing by Customer or its clients shall be permitted. Prohibited internal uses shall include, but shall not be limited to, the following types of uses:


*Confidential treatment is requested for confidential information enclosed in the brackets and underlined.

human resource, finance and administration, internal messaging and communications, accounting, sales force management, etc. Notwithstanding any use restrictions in the Agreement, Customer's application may allow internal or third party web access to a licensed Web Application Specific Program solely for viewing, querying, or adding data, and provided such use is in accordance with the other terms of the Agreement.

4. TERM LICENSE. The External License Programs acquired under this Order Form as of the Effective Date shall be a Term License under the conditions set forth in this Section. The phrase "Term License" shall mean a Program license which shall be valid from the Effective Date until April 30, 2004 (the "Term License Period"). Customer's right to use such External License Programs shall expire and terminate on April 30, 2004. Upon termination of the Term License, Customer shall destroy any copies of such External License Programs, unless Customer and Oracle have entered into a renewal of such license or separate agreement allowing otherwise. This requirement applies to all copies in all forms, partial and complete, and whether or not modified and merged into other materials.

5. EXPIRATION. At Customer request and twelve (12) months prior to expiration of the Term License Period set forth in this Order Form, the parties agree to negotiate in good faith to renew or obtain new licenses and support based upon then current Oracle policies, fees and discounting practices.

6. TECHNICAL SUPPORT. Annual Technical Support Services ordered by Customer will be provided under Oracle's Technical Support and Oracle's Solutions Support policies in effect on the date Technical Support is ordered and shall be effective upon shipment (or upon Order Form Effective Date for products not requiring shipment); first year Technical Support is quoted above, if ordered. Fees for Technical Support are due and payable annually [***]. A copy of Oracle's current Technical Support policies and Oracle's Internet Business Solution Support policies and Oracle's Internet Business Solution Support policies are attached hereto.

Customer estimates it will deploy External and Internal Program licenses ordered hereunder over a period of 4 years. In light of this, for the fees below Customer may receive annual Solutions Technical Support for External Use Program licenses ordered hereunder (except for license grants modified or added hereto after the Effective Date, or for which Technical Support is not available). Technical Support consists of Updates for such licenses as well as support services, pursuant to the Technical Support Policies in effect, as such licenses are deployed. Technical Support fees shall be paid annually [***].


          SUPPORT YEAR                      TECHNICAL SUPPORT FEE
          First Year                             [***]
          Second Year                            [***]
          Third Year                             [***]
          Fourth Year                            [***]
          Fifth Year                             [***]

Annual Technical support services ordered by customer will include access to the Oracle business solution center via a dedicated 800 phone number. The solution center will include a named team of analysts, named Solution Support manager. Customer is entitled to product upgrades, maintenance and transfer rights.

7. MISCELLANEOUS. Oracle will electronically deliver the initial shipment of Programs to Customer for use in the Territory, 1 copy of the software media ("Master Copy") and 1 set of Documentation for each Program currently available in product release as of the Effective Date below for use on the Network. The cost for electronic distribution shall be [***] Customer shall have the right to make up to 1 copy of the Program(s), including
Documentation, for each license of the Program(s) and the Customer shall be responsible for installation of the software. All fees under this Order Form shall be due and payable net 30 days from date of invoice, and shall be non-cancellable and the sums paid nonrefundable. Customer agrees to pay applicable sales and media charges. If Customer loses or damages the media containing a Program licensed hereunder, upon Customer's written notice
Oracle will provide a replacement copy thereof, under Oracle's then-current Technical Support policies, for a media and shipping charge. The following shipping terms shall apply: POB Destination, Prepaid, and Add. These terms shall also apply to any options exercised by Customer. Oracle may refer to Customer as a customer in sales presentations, marketing vehicles and activities.

C.        OTHER

1. ADDITIONAL DESIGNATED SYSTEMS. Until 5 years from the Effective Date, Customer shall have the option to add 4 additional Designated System(s) types ("Additional Designated System(s)") to this Order Form [***], if: (i) the Programs licensed herein are available in production release status on the Additional Designated System at the time Customer elects to add the Additional Designated System; and (ii) Customer has continuously maintained Technical Support for such Programs.

Oracle shall ship to the Customer Location a single Master Copy of the Programs licensed herein for the Additional Designated System added. These Programs may only be copied and installed in accordance with the terms of this Order Form; Oracle has no further shipment obligation other than as specified above. Programs licensed herein for use on Additional Designated System(s) may not be currently available. Customer has not relied on potential availability in entering into the payment obligations in this Order Form. Oracle is under no obligation to change current availability.

2. ADDITIONAL LICENSE INCREMENTS. For 2 years from the Effective Date, provided Customer has continuously maintained Technical Support, Customer may increase the quantity of each applicable License Type accessing the Programs on this Order Form ("Additional License Increment") by paying Oracle [***]:


                                                                                               First Year Support
                                                                         License Fee per       Fee per each
External             License                              License        each Additional       Additional License
Program              Level           License Type        Increment       License Increment     Increment                Term
----------------     -------------   ------------    -----------------   -----------------     ------------------       -----
User Bundle          Web Application Specific Processor                  [***]                 [***]                  12/01/05
                                                                         ----------            ---------

Each order placed for Additional License of External Programs must be at least 2
Processors: applicable sales tax will be added to the fee. All applicable fees shall be due and payable on the date that Customer notifies Oracle in writing of its exercise of this option; Oracle has no shipment obligation. Upon election, this payment obligation is non-cancellable, and the sum paid is nonrefundable.

3. ADDITIONAL WEB APPLICATION SPECIFIC PROGRAMS. For a period of 2 years from the Effective Date, Customer may acquire the Programs in the Categories specified below provided such Programs are available in production release and are listed on Oracle's U.S. Price List for installation on the Designated Systems types as of the Effective Date. The license fee for such Programs shall be [***], specified below, [***] in effect as of the Effective Date. Upon Customer's exercise of this option, Oracle shall ship the Programs to Customer pursuant to the Miscellaneous section above. At the time of election Customer may obtain Technical Support services from Oracle for Additional License Programs at Oracle's applicable Technical Support fees and policies in effect when such services are ordered.


                                                                             Discount off of
Categories (see attached Exhibit)  License Level               License Type   Oracle's List            Term
--------------------------------   -------------               ------------  ---------------           -----
                                                                             License Fees
Server Programs                    Web Application Specific       Processor  [***]                     Coterminous
                                                                                                       with End User
                                                                                                       Bundle


4. ADDITIONAL PROGRAMS For a period of 2 years from the Effective Date, Customer may acquire the Programs in the Categories specified below if such Programs are available in production release and are listed on Oracle's U.S.


*Confidential treatment is requested for donfidental information enclosed in the brackets and underlined

Price List for installation on the Designated Systems types as of the Effective Date. The license fee for such Programs shall be at the discounts, specified below, off Oracle's standard applicable list license fees in effect as of the Effective Date. Upon Customer's exercise of this option, Oracle shall ship the Programs to Customer pursuant to the Miscellaneous section above. At the time of election, Customer may obtain Technical Support services from Oracle for Additional License Programs at Oracle's applicable Technical Support fees and policies in effect when such services are ordered.


  Categories (see attached                                                         Discount off of
  Exhibit)                          License Level       License Type               Oracle's List License Fees
  ------------------------          -------------       ------------
  Server Programs                   Full Use            Concurrent/Term License    [***]
  Tools Programs                    Full Use            Named/Developer            [***]
  Financial Application Programs    Full Use            Casual/Named/Employee/Compu[***]


5. CONSULTING SERVICES In consideration of the Order Form, Customer is entitled to receive [***] worth of standard time and materials Oracle Consulting Services performed in the U.S. by an Oracle consultant or an Oracle Support consultant for a period of (4) four months from the Effective Date of this Order Form. Any consulting services acquired pursuant to this Order Form will be bid by Oracle separately from the Program licenses acquired pursuant to this Order Form. Customer understands that it has the right to acquire the Program licenses without acquiring the consulting services, and that Customer has the right to acquire the Program licenses and the consulting services separately at the fees stated in the Agreement.

6. EDUCATION In consideration for the License payment to Oracle specified in Section A above within 30 days of the Effective Date, Customer shall receive
(20) twenty Oracle standard Education Units which are valid for one year from the Effective Date of this Order Form. The value of these Education Units is [***].

-------------------------------------------------------------------------------
Customer and Oracle agree that the terms and pricing of this Order Form shall not be disclosed without the prior written consent of the other party. This quote is valid through April 30, 1999 and shall become binding upon execution by Customer and acceptance by Oracle.

NETZERO INCORPORATED                          ORACLE CORPORATION

Signature:  /s/ Mark R. Goldston              Signature:  /s/ Michael Poplack

Name:  Mark R. Goldston                       Name:  Michael Poplack

Title:  Chairman, CEO                         Title:  Assistant General Counsel

Effective Date:  4/20/99

-------------------------------------------------------------------------------

SHIPMENT SUMMARY:

PROGRAMS                        DESIGNATED SYSTEMS         MEDIA TYPES
--------                        ------------------         -----------
Oracle8 Enterprise Edition      SUN SPARC SOLARIS 2        CD
Partitioning Option
Parallel Server Option
Enterprise Developer Suite
Diagnostics Pack
Tuning Pack
Oracle Financials